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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): MARCH 20, 2002
                                                          --------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)







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
              DELAWARE                                        1-12297                                 22-3086739
              --------                                        -------                                 ----------
  (State or Other Jurisdiction of Incorporation)      (Commission File Number)          (IRS Employer Identification Number)
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         13400 OUTER DRIVE WEST                                  48239
         ----------------------                                  -----
              DETROIT, MI                                 (Including Zip Code)
              -----------
(Address of Principal Executive Offices)






                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated March 20, 2002.


ITEM 9. REGULATION FD DISCLOSURE

On March 20, 2002, United Auto Group, Inc. issued a press release announcing that it expects to exceed current First Call earnings estimates for the first quarter ending March 31, 2002 by at least $0.06 per share, or 20%. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 20, 2002                   UNITED AUTO GROUP, INC.


                                         By: /s/ Robert H. Kurnick, Jr.
                                             -----------------------------------
                                                 ROBERT H. KURNICK, JR.
                                         Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


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
     EXHIBIT                   DESCRIPTION OF EXHIBIT                  SEQUENTIAL PAGE
     NUMBER                    ----------------------                      NUMBER
     ------                                                                ------
  EXHIBIT 99.1                 Press Release of United
                               Auto Group, Inc., dated
                               March 20, 2002
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